VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—12.2%
Meta Platforms, Inc. Class A	43,400	$ 21,074
Netflix, Inc.(1)	29,000	17,612
Trade Desk, Inc. (The) Class A(1)	372,600	32,573
		71,259

Consumer Discretionary—25.8%
Airbnb, Inc. Class A(1)	100,000	16,496
Amazon.com, Inc.(1)	203,100	36,635
Global-e Online Ltd.(1)	248,700	9,040
MercadoLibre, Inc.(1)	24,400	36,892
On Holding AG Class A(1)	215,000	7,607
Tesla, Inc.(1)	170,275	29,933
Wingstop, Inc.	39,000	14,289
		150,892

Consumer Staples—2.9%
elf Beauty, Inc.(1)	85,000	16,663
Financials—1.5%
Dlocal Ltd. Class A(1)	177,500	2,609
Toast, Inc. Class A(1)	238,800	5,951
		8,560

Health Care—8.8%
Evolent Health, Inc. Class A(1)	128,900	4,227
Exact Sciences Corp.(1)	288,200	19,903
Natera, Inc.(1)	105,300	9,631
Repligen Corp.(1)	30,000	5,517
Veeva Systems, Inc. Class A(1)	53,350	12,361
		51,639

Industrials—10.0%
Axon Enterprise, Inc.(1)	80,700	25,249
Paylocity Holding Corp.(1)	16,750	2,879
Symbotic, Inc. Class A(1)	32,150	1,447
	Shares	Value

Industrials—continued
Uber Technologies, Inc.(1)	370,500	$ 28,525
		58,100

Information Technology—36.5%
Advanced Micro Devices, Inc.(1)	138,600	25,016
ARM Holdings plc ADR(1)	25,500	3,187
ASML Holding N.V. Registered Shares	12,200	11,840
Cadence Design Systems, Inc.(1)	28,400	8,840
Crowdstrike Holdings, Inc. Class A(1)	42,900	13,753
DoubleVerify Holdings, Inc.(1)	355,500	12,499
First Solar, Inc.(1)	50,800	8,575
HubSpot, Inc.(1)	5,600	3,509
NVIDIA Corp.	56,700	51,232
Palo Alto Networks, Inc.(1)	39,450	11,209
ServiceNow, Inc.(1)	21,400	16,315
Shopify, Inc. Class A(1)	394,300	30,428
Snowflake, Inc. Class A(1)	104,700	16,920
		213,323

Real Estate—1.8%
Zillow Group, Inc. Class C(1)	220,000	10,732
Total Common Stocks (Identified Cost $296,765)		581,168

Total Long-Term Investments—99.5% (Identified Cost $296,765)		581,168

TOTAL INVESTMENTS—99.5% (Identified Cost $296,765)		$581,168
Other assets and liabilities, net—0.5%		2,679
NET ASSETS—100.0%		$583,847
Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	82%
Uruguay	7
Canada	5
Netherlands	2
Israel	2
Switzerland	1
United Kingdom	1
Total	100%
† % of total investments as of March 31, 2024.
The following table summarizes the value of the Fund’s investments as of March 31, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$581,168	$581,168
Total Investments	$581,168	$581,168
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2024.
There were no transfers into or out of Level 3 related to securities held at March 31, 2024.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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